Exhibit 99.1

Exhibit 99.1

February 2014

4Q Results 2013 | cbbank. com

Safe Harbor

Certain matters set forth herein (including the exhibits hereto) constitute forward -looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward -looking statements relating to the Company’s current business plans and expectations regarding future operating results. These forward -looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic conditions and events and the impact they may have on us and our customers; ability to attract deposits and other sources of liquidity; supply and demand for real property inventory and periodic deterioration in values of California real estate, both residential and commercial; a prolonged slowdown or decline in construction activity; changes in the financial performance and/or condition of our borrowers; changes in the level of non-performing assets and charge -offs; the cost or effect of acquisitions we may make; the effect of changes in laws and regulations (including laws, regulations and judicial decisions concerning financial reform, taxes, banking capital levels, securities, employment, executive compensation, insurance and information security) with which we and our subsidiaries must comply; changes in estimates of future reserve requirements and minimum capital requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, including changes in the Basel Committee framework establishing capital standards for credit, operations and market risk; inflation, interest rate, securities market and monetary fluctuations; changes in government interest rate or monetary policies; changes in the amount and availability of deposit insurance; cyber-security threats including loss of system functionality or theft or loss of Company or customer data; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, or the effects of pandemic diseases; the timely development and acceptance of new banking products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowing and savings habits; technological changes and the expanding use of technology in banking (including the adoption of mobile banking applications); the ability to retain and increase market share, retain and grow customers and control expenses; changes in the competitive environment among financial and bank holding companies and other financial service providers; continued volatility in the credit and equity markets and its effect on the general economy or local business conditions; fluctuations in the price of the Company’s stock; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by the regulatory agencies, as well as by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard—setters; changes in our organization, management, compensation and benefit plans, and our ability to retain or expand our management team and/or our board of directors; the costs and effects of legal and regulatory developments, including the resolution of legal proceedings or regulatory or other governmental inquiries or investigations and the results of regulatory examinations or reviews; our success at managing the risks involved in the foregoing items and all other factors set forth in the Company’s public reports including its Annual Report on Form 10-K for the year ended December 31, 2012, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law.

4Q Results 2013 | cbbank. com

2

CVB Financial Corp. (CVBF)

Total Assets: $ 6.7 Billion

Gross Loans: $ 3.5 Billion

Total Deposits (Including Repos): $ 5.5 Billion

Total Equity: $ 772 Million

Largest financial institution headquartered in the Inland Empire region of Southern California. Founded in 1974

Locations in 40 cities with 38 business financial centers and 6 commercial banking centers and 3 trust office locations throughout the Inland Empire, LA

County, Orange County and the Central Valley of California

Average Cost of Deposits = 0.10%

Source: Q4 2013 earnings release & company filings. *non-covered loans

4Q Results 2013 | cbbank. com

3

Experienced Leadership

Name Position Banking Experience CVBF Service

Christopher D. Myers President & CEO 29 Years 7 Years

Richard C. Thomas Executive Vice President 4 Years 3 Years

Chief Financial Officer

James F. Dowd Executive Vice President 37 Years 6 Years

Chief Credit Officer

David C. Harvey Executive Vice President 24 Years 4 Years

Chief Operations Officer

David A. Brager Executive Vice President 26 Years 11 Years

Sales Division

R. Daniel Banis Executive Vice President 32 Years 2 Years

CitizensTrust

Yamynn DeAngelis Executive Vice President 34 Years 26 Years

Chief Risk Officer

Richard Wohl Executive Vice President 25 Years 2 Years

General Counsel

4Q Results 2013 | cbbank. com

4

Board of Directors

Name CVB Experience Age

Ronald Kruse—Chairman 39 Years 75

Linn Wiley—Vice Chairman 22 Years 75

George Borba Jr. 1 Year 46

Steve Del Guercio 1 Year 52

Robert Jacoby 8 Years 72

Ray O’Brien 1 Year 57

Hal Oswalt NEW 65

San Vaccaro 14 Years 80

Chris Myers—CEO 7 Years 51

4Q Results 2013 | cbbank.com

5

Who is CVB Financial Corp.

4Q Results 2013 | cbbank. com

Largest Banks Headquartered in California

Rank Name Asset Size (12/31/13) In millions

1	Wells Fargo $1,527,015
2	Union Bank $105,894
3	Bank of the West $66,468
4	First Republic Bank $42,113
5	City National Bank $29,718
6	SVB Financial $26,417
7	East West Bank $24,730
8	OneWest Bank $23,468

9 Cathay Bank $10,990

10 CapitalSource Inc. $8,905

11 CVB Financial Corp. $6,665

12 Pacific Western Bank $6,533

13 BBCN $6,474

14 Farmers & Merchants of Long Beach $5,215

15 Westamerica Bank $4,847

Source: SNL Financial

4Q Results 2013 | cbbank.com

7

Bank Accomplishments & Ratings

147 Consecutive Quarters of Profitability

97 Consecutive Quarters of Cash Dividends

#8 Rated Bank: BankDirector Magazine

Bank Performance Scorecard (August 2013)

BauerFinancial Report

Five Star Rating (July 2013)

Fitch Rating

BBB (September 2013)

4Q Results 2013 | cbbank. com

Our Markets

4Q Results 2013 | cbbank. com

Existing Locations

38 Business Financial Centers

6	Commercial Banking Centers
3	CitizensTrust Locations

Corporate Office

Business Financial Centers

Commercial Banking Centers

CitizensTrust

San Diego Opening February 2014

4Q Results 2013 | cbbank.com

Deposits*

# of Center Total Deposits Total Deposits

(000’s) Locations (12/31/12) (12/31/13)

Los Angeles County 17 $1,894,958 $1,921,122

Inland Empire

(Riverside & San Bernardino Counties) 9 $1,668,906 $1,842,239

Central Valley 10 $856,155 $866,085

Orange County 8 $582,616 $651,139

Other 0 $244,596 $253,297

Total 44 $5,247,231 $5,533,882

Average Cost of Deposits (Full Year) 0.14% 0.12%

*Includes Customer Repurchase Agreements; Balance as of balance sheet date

4Q Results 2013 | cbbank. com

Non-Interest Bearing Deposits



$2,600,000
$2,400,000
$2,200,000
$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
(000's)
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2007
2008
2009
2010
2011
2012
2013

4Q Results 2013 | cbbank.com

Deposit Cost Comparison

Source: Q4 2013 earnings release & other company filings, SNL Financial— peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2–$25 billion. Peer data as of 9/30/13

3.00%

CVBF Peers

2.50%

2.00%

1.50%

1.00%

0.50%

0.00%

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

200720082009 2010 2011 2012 2013

4Q Results 2013 | cbbank.com 13

Total Loans*

as of 12/31/2013

Non-

Covered

Covered Total Loans* % Loans* (000’s) Loans*

Los Angeles County $1,294,510 $10,215 $1,304,725 36.56% Central Valley $705,521 $153,730 $859,251 24.08% Inland Empire $604,437 $926 $605,363 16.97%

(Riverside & San Bernardino Counties)

Orange County $518,664 $0 $518,664 14.54% Other $272,018 $8,233 $280,251 7.85%

Total $3,395,150 $173,104 $3,568,254 100.00%

*Prior to MTM discount, loan fees, loan loss reserve and loans held for sale

4Q Results 2013 | cbbank. com

Total Loans*

$4,400,000

$4,200,000

$4,000,000

$3,800,000

$3,600,000

$3,400,000

$3,200,000

$3,000,000

$2,800,000

$2,600,000

$2,400,000

$2,200,000

$2,000,000

Q1 Q2Q3 Q4 Q1 Q2Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2010 2011 2012 2013 (000’s) Total Non-Covered Loans Total Covered Loans

*Before deferred loan fees, discount, and loans held for sale

4Q Results 2013 | cbbank.com

Loan Portfolio Composition

Total Loans by Type

Municipal Lease

Other, 1.7% Finance

Receivables, 2.5% Dairy, Livestock & SFR Mortgage, Agribusiness, 5.3% 8.4% Multi-Family, 5.3% Commercial & Industrial, 14.9%

Commercial Construction RE, RE-Non- 1.4% Owner, 37.9%

Commercial RE -Owner Occupied, 22.6%

Source: Q4 2013 earnings release & company reports |Covered & Non Covered

16 4Q Results 2013 | cbbank. com

New/Enhanced Lending Initiatives

Residential Real Estate

Multi-Family

Asset Based Lending

Residential and Commercial Construction

4Q Results 2013 | cbbank. com

Total Covered Loans

$800,000

$700,000 $184 million

$600,000

$500,000

$400,000

$300,000

$12.8 million

$200,000

$100,000

$-

Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

(000’s) 2009 2010 2011 2012 2013

Includes Loans Held for Sale Net of Discount

4Q Results 2013 | cbbank.com

Non -Performing Assets Non -Covered

$200,000 $180,000 $160,000 $140,000 $120,000 $100,000

$80,000

$60,000

$40,000

$20,000

$-

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

(000’s)

2009 2010 2011 2012 2013

Non-Performing Loans OREO

4Q Results 2013 | cbbank.com 19

Classified Loans

Non-Covered

$800,000

$700,000

$600,000

$500,000

$400,000

$300,000

$200,000

$100,000

$-

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 (000’s) 2009 2010 2011 2012 2013

4Q Results 2013 | cbbank. com 20

CVB Financial Corp.

Profits

4Q Results 2013 | cbbank.com

Net Income


$27,500
$25,000
$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
$2,500
$-
(000's)
Q1 Q2 Q3 Q4
2007
2008
2009
2010
2011
2012
2013
Net Income After Taxes

★$20.4 million FHLB prepayment charge

4Q Results 2013 | cbbank.com

Earnings

12 Months

(000’s)

2009 2010 2011 2012 to 12/31/2013

Net Interest Income

$222,264 $259,317 $234,681 $236,950 $216,266

Provision for Loan Losses ($80,500) ($61,200) ($7,068) $0 $16,750

Other Operating Income/Expenses (Net)

($52,515) ($111,378) ($106,809) ($122,257) ($88,741)

Income Taxes

($23,830) ($23,804) ($39,071) ($37,413) ($48,667)

Net Profit After Tax

$65,419 $62,935 $81,733 $77,280 $95,608

4Q Results 2013 | cbbank.com

Net Interest Margin

4.25%

4.00%

3.75%

3.50%

3.25%

3.00%

2.75%

2.50%

2.25%

2.00%

1.75%

1.50%

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

2007 2008 2009 2010 2011 2012 2013

Normalized*

*Normalized excludes accelerated accretion on covered loans

4Q Results 2013 | cbbank.com

CVB Financial Corp.

Expenses

4Q Results 2013 | cbbank.com

Expenses

12 Months to (000’s)

2010 2011 2012 12/31/2013

Salaries & Employee Benefits

$69,419 $69,993 $68,496 $71,015

Promotion & Entertainment

$6,084 $4,977 $4,869 $4,681

Stationary & Supplies**

$4,965 $3,645 $3,582 $3,535

Software Licenses & Maintenance

$5,031 $3,669 $4,279 $4,671

Professional Services

$13,308 $15,031 $7,170 $5,709

OREO Expense

$7,490 $6,729 $2,146 $856

Other

$62,195 $36,981 $47,618* $23,561

Total:

$168,492 $141,025 $138,160 $114,028

*Includes $20.4 million FHLB prepayment charge

**Includes telecommunications expense

4Q Results 2013 | cbbank.com

CVB Financial Corp.

Bank Borrowings

4Q Results 2013 | cbbank.com

Outstanding Debt as of 12/31/2013

Balance at Type of Debt Interest Rate 12/31/2013 FHLB Advance*

$199,206 4.52% Fixed

Other Borrowings (overnight)

$0

Subordinated Debentures

CVB Statutory Trust III

$25,774

3-Month LIBOR + 1.38%

(000’s)

Total

$224,980

*FHLB Advance maturity is November, 28 2016. As of 12/31/13, prepayment penalty was estimated at $20.5 million.

4Q Results 2013 | cbbank.com

CVB Financial Corp.

Capital

4Q Results 2013 | cbbank.com

Capital Ratios

Regulatory

Regulatory

September 30, 2013*

Minimum Ratio

Well-Capitalized Ratio

Tier 1 Risk-based Capital Ratio

4.0% 6.0% 17.87%

Total Risk-based Capital Ratio

8.0% 10.0% 19.13%

Tier 1 Leverage Ratio

4.0% 5.0% 11.44%

Tangible Capital Ratio

10.93%

Core Tier 1 Capital Ratio

17.26%

* CVB Financial Corp. - Consolidated

4Q Results 2013 | cbbank.com

CVB Financial Corp.

Securities & Investments

4Q Results 2013 | cbbank.com

Securities Portfolio*

--$2.67 Billion--

Yield on securities portfolio = 2.54% for the 4th Quarter 2013

CMO’s / REMIC’s

13.75%

Trust Preferred

0.18%

Municipal Bonds 22.00%

Government Agency & GSEs 12.26%

MBS 51.81%

Securities portfolio totaled $2.67 billion at 12/31/2013. The portfolio represents 40% of the Bank’s total assets

Virtually all of the Bank’s mortgage-backed securities were issued by Freddie Mac or Fannie Mae which have the implied guarantee of the U.S. government. 98% of the Bank’s municipal portfolio contains securities which have an underlying rating of investment grade. California municipals represent only 4% of the municipal bond portfolio

*Securities Available For Sale

4Q Results 2013 | cbbank.com

Source: Q4 2013 earnings release. As of 12/31/2013 securities held-to-maturity were valued at approximately $1.8 million | Yield on securities represents the fully taxable equivalent

Securities Portfolio*

$2.67 Billion

Mark-to-Market (Pre-tax)

$100,000

$80,000

$60,000

$40,000

$20,000

$0

-$20,000 ($16,085)

-$40,000

Jun Sep Dec Mar Jun Sep Dec Mar Jun Sep Dec Mar Jun Sep Dec Mar Jun Sept Dec

09 09 09 10 10 10 10 11 11 11 11 12 12 12 12 13 13 13 13

(000’s) *Securities Available For Sale

4Q Results 2013 | cbbank.com

CVBF Assets

12/31/06

$6.1 Billion

Loans, net,

49.9%

Securities

42.4%

Goodwill & Intangibles

0.7%

Other,

4.6%

Fed Balance*,

2.4%

12/31/13

$6.7 Billion

Loans, net,

52.1%

Securities,

40.0%

Goodwill & Intangibles

0.9%

Other, 6.9%

Fed Balance*,

0.1%

*Includes overnight funds held at the Federal Reserve, Interest earning - due from Correspondent Banks, other short-term money market accounts or certificates of deposit

4Q Results 2013 | cbbank.com

Yield on Securities vs. Yield on Loans

6.00%

5.00%

4.00%

3.00%

2.00%

1.00%

0.00%

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2009 2010 2011 2012 2013

Yield on Loans* Yield on Securities

4Q Results 2013 | cbbank.com

*Excluding Discount Accretion

CVBF Liabilities

12/31/06

$5.7 Billion

Junior subordinated Debentures,

1.9%

Borrowings,

36.0%

Total Deposits*,

61.4%

Other Liabilities,

0.7%

12/31/13

$5.9 Billion

Borrowings,

4.6%

Other Liabilities,

1.1%

Junior subordinated Debentures,

0.4%

Total Deposits*,

93.9%

*Includes Customer Repurchase Agreements

4Q Results 2013 | cbbank.com

CVB

CVB Financial Corp.

Our Growth Strategy

4Q Results 2013 | cbbank.com

Our Vision

Citizens Business Bank will strive to become the dominant financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners.

4Q Results 2013 | cbbank.com

Target Customer

The best privately-held and/or family-owned businesses throughout California

— Annual revenues of $1-200 million

— Top 25% in their respective industry

— Full relationship banking

— Build 20-year relationships

4Q Results 2013 | cbbank.com

Three Areas of Growth

Same Store Sales

DeNovo

Acquisitions

--Banks--

--Trust--

4Q Results 2013 | cbbank.com

Acquisition Strategy

--Banks--

Target size: $200 million to $2 billion in assets

Financial & Strategic

In-market and/or adjacent geographic market (California only)

--Trust/Investment--

Target size: AUM of $200 million to $1 billion

In California

--Banking Teams--

In- market & ‘new’ markets

CVB

CVB Financial Corp.

4Q Results 2013 | cbbank.com

Our ‘Critical Few’

Loan Growth

Expand Credit Product Offerings & Capabilities

Build Core Deposits

Drive Service Charge & Fee Income Growth

Manage Operating Efficiency

Grow Through Acquisition

4Q Results 2013 | cbbank.com

CVB

CVB Financial Corp.

Copy of presentation at www.cbbank.com

4Q Results 2013 | cbbank.com